NEWS RELEASE
NASDAQ: "JEFF"

                                                        For further information:
                                                                   Paul Frenkiel
                                                         Chief Financial Officer
                                                                  (610) 343-3211

                  JEFFBANKS, INC. ANNOUNCES A 121% INCREASE IN
                               OPERATING EARNINGS

     (July 15, 1999 - Philadelphia, PA) JeffBanks, Inc. (JBI), the holding company of Jefferson Bank (Pennsylvania) and Jefferson Bank New Jersey, announced that operating earnings for the second quarter of 1999 increased by 121%, to $4.2 million in 1999 compared to $1.9 million in the second quarter of 1998. Diluted earnings per share amounted to $.38 and $.17 in those respective periods. Net interest income (FTE) increased to $17.7 million from $15.2 million, an increase of 16%. Return on average assets for the second quarter of 1999 increased to .97% compared to .50% in the second quarter of 1998 (before merger-related non-recurring charges) while return on average equity increased to 12.80% compared to 6.25%, respectively.

     Operating earnings for the first six months of 1999 increased by 56%, to $8.1 million from $5.2 million in the prior year. Diluted earnings per share amounted to $.74 and $.47 in those respective periods. Return on average assets for the first six months of 1999 increased to .95% compared to .67% in the first six months of 1998 (before merger-related non-recurring charges) while return on average equity increased to 12.30% compared to 8.41%, respectively.

     Average loans increased 23% to $1.28 billion compared to $1.04 billion for the comparable prior year period. Average total deposits amounted to $1.27 billion at June 30, 1999 up from $1.12 billion at the same date in 1998 representing an increase of 13%, while average non-interest bearing demand deposits increased 28% to $201.4 million from $156.8 million the prior year. At June 30, 1999 fully diluted book value per share was $11.78.

     Betsy Z. Cohen, CEO stated, "We are excited about the opportunities our alliance with Hudson United will present as we retain and expand the Jefferson brand in the Delaware Valley. We will not only continue to serve our customers with the attentiveness and dedication which remain an inherent part of our corporate culture, but we will add a range of services and capabilities which have been unavailable to our customers. We look forward to the merger closing in the fourth quarter of 1999, and the benefits which will accrue to our customers after that time."

     All amounts for current and prior periods have been restated to reflect the acquisition of Regent Bancshares Corp. which was accounted for by the pooling of interests method of accounting, which required such restatement.

     The subsidiaries of JBI are Member FDIC commercial banks which operate 31 branches in the greater Philadelphia region of Pennsylvania and southern New Jersey.

                                JeffBanks, Inc.
                           Consolidated Balance Sheet
                                   UNAUDITED


                                                                   June 30,             December 31,
                                                                     1999                   1998
                                                                   ---------            ------------
                                                                            (in thousands)
Assets:

Cash and cash equivalents:
  Cash and due from banks                                          $   52,207            $   54,599
  Federal funds sold                                                   79,100                     0
                                                                   ----------            ----------
                                                                      131,307                54,599

Investment securities available for sale                              313,281               301,366
Investment securities held to maturity                                    675                   677
Mortgages held for sale                                                19,951                14,600
Loans, net                                                          1,326,746             1,202,932
Premises and equipment, net                                            24,114                24,085
Accrued interest receivable                                            15,043                15,929
Other real estate owned                                                 2,343                 3,114
Goodwill                                                                3,870                 4,059
Other assets                                                           20,054                15,745
                                                                   ----------            ----------
  Total assets                                                     $1,857,384            $1,637,106
                                                                   ==========            ==========
Liabilities and shareholders' equity:

Deposits:
  Demand (non-interest bearing)                                    $  222,976            $  207,881
  Savings and money market                                            492,007               465,984
  Time deposits                                                       516,323               477,057
  Time deposits, $100,000 and over                                    153,117               125,358
                                                                   ----------            ----------
                                                                    1,384,423             1,276,280

Securities sold under repurchase agreements                            57,064                39,635
FHLB advances                                                         202,175               109,182
Subordinated notes and debentures                                      31,920                32,000
Trust preferred securities                                             25,300                25,300
Accrued interest payable                                               17,687                15,444
Other liabilities                                                       6,893                 7,587
                                                                   ----------            ----------
  Total liabilities                                                 1,725,462             1,505,428
                                                                   ----------            ----------
Shareholders' equity:
  Common Stock - authorized, 20,000,000 shares of $1 par value;
   issued and outstanding 10,583,209 and 10,486,620 shares,
   respectively                                                        10,583                10,487
  Additional paid-in capital                                           98,177                97,308
  Retained earnings                                                    26,961                21,933
  Accumulated other comprehensive income                               (3,799)                1,950
                                                                   ----------            ----------
  Total shareholders' equity                                          131,922               131,678
                                                                   ----------            ----------
  Total liabilities and shareholders' equity                       $1,857,384            $1,637,106
                                                                   ==========            ==========

                                JeffBanks, Inc.
                       Consolidated Statements of Income
                                   UNAUDITED

                                                             Six Months Ended June 30,          Three Months Ended June 30,
                                                              1999               1998             1999                1998
                                                              ----               ----             ----                ----
                                                        (in thousands, except per share data)
Interest income:
  Loans including fees                                       $52,816            $47,155          $27,161             $24,045
  Investment securities                                        9,095             11,225            4,670               5,467
  Federal funds sold                                             544              1,310              306                 643
                                                             -------            -------          -------             -------
                                                              62,455             59,690           32,137              30,155
                                                             -------            -------          -------             -------
Interest expense
  Time deposits, $100,000 and over                             3,307              3,006            1,783               1,531
  Other deposits                                              19,906             15,826            9,954               9,754
  FHLB advances                                                4,114              4,669            2,215               2,281
  Subordinated notes and debentures                            1,431              1,434              714                 770
  Trust preferred securites                                    1,170              1,276              585                 585
  Securities sold under repurchase agreements                  1,159              1,342              594                 630
                                                             -------            -------          -------             -------
                                                              31,087             30,553           15,845              15,551
                                                             -------            -------          -------             -------

     Net interest income                                      31,368             29,137           16,292              14,604

Provision for credit losses                                    2,985              3,513            1,530               2,547
                                                             -------            -------          -------             -------
     Net interest income after provision
      for credit losses                                       28,383             25,624           14,762              12,057
                                                             -------            -------          -------             -------
Non-interest income:
  Service fees on deposit accounts                             2,062              1,697            1,126                 819
  Gain on sales of residential mortgages and
   capitalized mortgage servicing rights                       1,575              1,689              969                 953
  Gain on sale of mortgage servicing                                                625                                  625
  Gain on sales of investment securities                         712                306                                   63
  Mortgage servicing fees                                        594                582              281                 286
  Merchant credit card deposit fees                            1,570              1,062              875                 575
  Credit card fee income                                         287                311              132                 154
  Other                                                        1,284              1,102              607                 555
                                                             -------            -------          -------             -------
                                                               8,084              7,374            3,990               4,030
                                                             -------            -------          -------             -------
Non-interest expense:
  Salaries and employee benefits                              12,411             12,666            6,238               6,813
  Occupancy expense                                            2,258              2,222            1,125               1,095
  Depreciation                                                 1,415              1,236              750                 659
  FDIC expense                                                    71                 68               36                  35
  Data processing expense                                        694                602              308                 317
  Legal                                                          519              1,121              216                 794
  Stationery, printing and supplies                              590                599              294                 292
  Shares tax                                                     560                583              265                 355
  Advertising                                                    571                783              329                 417
  Other real estate owned maintenance expense                    130                 29               37                  18
  Loss on sale and write-downs of other
   real estate owned                                               5                 29                6                  (2)
  Amortization of intangibles                                    659                433              349                 160
  Credit card origination expense                                276                425              136                 224
  Credit card processing expense                                 452                425              220                 238
  Merchant card expense                                        1,399                834              795                 444
  Other                                                        4,174              5,512            2,256               3,754
                                                             -------            -------          -------             -------
                                                              26,184             27,567           13,360              15,603
                                                             -------            -------          -------             -------

Income before income taxes                                    10,283              5,431            5,392                 484
Income taxes                                                   2,152              1,798            1,155                 100
                                                             -------            -------          -------             -------
    Net income                                               $ 8,131            $ 3,633          $ 4,237             $   384
                                                             =======            =======          =======             =======
Per share data:
Average number of common shares (basic)                       10,517             10,232           10,540              10,269
Average number of common shares (diluted)                     11,010             11,095           11,091              11,157
Net income per common share (basic)                          $  0.77            $  0.36          $  0.40             $  0.04
Net income per common share (diluted)                        $  0.74            $  0.33          $  0.38             $  0.03


                                JEFFBANKS, INC.
                  Financial Highlights -- Second Quarter 1999
                   (dollars and average shares in thousands)



                                      As of or 3 Mos.          As of or 3 Mos.          As of or 6 Mos.          As of or 6 Mos.
                                       Ended 6/30/99            Ended 6/30/98            Ended 6/30/99            Ended 6/30/98
                                       -------------            -------------            -------------            -------------
Income Statement:
 Net interest income                       $16,292                 $14,604                  $31,368                  $29,137
 Net interest income(FTE)                   17,662                  15,157                   33,908                   30,107
 Provision for credit losses                 1,530                   2,547                    2,985                    3,513
 Non-interest income                         3,990                   4,030                    8,084                    7,374
 Non-interest expense                       13,360                  15,603                   26,184                   27,567
 Income before income taxes                  5,392                     484                   10,283                    5,431
 Income taxes                                1,155                     100                    2,152                    1,798
                                           -------                 -------                  -------                  -------
 Net income                                $ 4,237                 $   384                  $ 8,131                  $ 3,633
                                           =======                 =======                  =======                  =======

Common Shares Data:
 Average shares (basic)                     10,540                  10,269                   10,517                   10,232
 Average shares (diluted)                   11,091                  11,157                   11,010                   11,095
                                           -------                 -------                  -------                  -------


 Net income (A)                            $ 4,237                 $ 1,945                  $ 8,131                  $ 5,194
                                           =======                 =======                  =======                  =======
 Net income (basic)(A)                     $  0.40                 $  0.19                  $  0.77                  $  0.51
                                           =======                 =======                  =======                  =======
 Net income (diluted)(A)                   $  0.38                 $  0.17                  $  0.74                  $  0.47
                                           =======                 =======                  =======                  =======

 Net income                                $ 4,237                 $   384                  $ 8,131                  $ 3,633
                                           =======                 =======                  =======                  =======
 Net income (basic)                        $  0.40                 $  0.04                  $  0.77                  $  0.36
                                           =======                 =======                  =======                  =======
 Net income (diluted)                      $  0.38                 $  0.03                  $  0.74                  $  0.33
                                           =======                 =======                  =======                  =======

 Dividends declared                        $ 0.155                 $  0.08                  $  0.31                  $  0.17
 Book value (diluted)                      $ 11.78                 $ 11.13                  $ 11.78                  $ 11.13



Operating Ratios:
 ROAA(A)                                      0.97%                   0.50%                    0.95%                    0.67%
 ROAA                                         0.97%                   0.10%                    0.95%                    0.47%
 ROAE(A)                                     12.80%                   6.25%                   12.30%                    8.41%
 ROAE                                        12.80%                   1.23%                   12.30%                    5.88%
 Efficiency ratio(FTE)                       61.70%                  81.59%                   63.43%                   74.15%
 Net interest margin(FTE)                     4.30%                   4.09%                    4.24%                    4.13%
 Equity/assets                                7.10%                   7.33%                    7.10%                    7.33%



Asset Quality:
 Non-accrual loans                         $10,469                 $11,250
 Other real estate owned                     2,343                   1,987
 Total non-performing assets                12,812                  13,237
 Past due 90 days,
 still accruing                              6,293                   6,556
Ratios:
 NPA's/loans+OREO                             0.94%                   1.16%
 NPA's/assets                                 0.69%                   0.78%
 Allowance/loans                              0.90%                   1.23%



(A) Before non-recurring merger-related charges related to the Regent acquisition incurred in the second quarter of 1998.

                                JEFFBANKS, INC.
                  Financial Highlights -- Second Quarter 1999
                   (dollars and average shares in thousands)



                                      As of or 3 Mos.          As of or 3 Mos.          As of or 6 Mos.          As of or 6 Mos.
                                       Ended 6/30/99            Ended 6/30/98            Ended 6/30/99            Ended 6/30/98
                                       -------------            -------------            -------------            -------------



Allowance for Credit Losses:
 Beginning of period                       $11,930                 $13,642                  $12,407                  $14,136
 Charge-offs                                 1,580                   2,672                    3,875                    4,292
 Recoveries                                    323                     534                      686                      694
 Provision                                   1,530                   2,547                    2,985                    3,513
 End of period                             $12,203                 $14,051                  $12,203                  $14,051


 Net charge-offs/
  average loans (annualized)                  0.38%                   0.81%                    0.50%                    0.69%


Average Balance Sheet:
 Loans                                  $1,314,927              $1,060,833               $1,278,206               $1,039,051
 Earning assets                          1,642,461               1,482,049                1,599,660                1,455,435
 Deposits                                1,298,103               1,143,201                1,268,130                1,124,059
 Assets                                  1,750,800               1,567,681                1,703,800                1,555,307
 Total equity                              132,456                 124,412                  132,196                  123,543



Ending Balance Sheet:
 Loans                                  $1,358,900              $1,140,702               $1,358,900               $1,140,702
 Allowance for credit losses                12,203                  14,051                   12,203                   14,051
 Deposits                                1,384,423               1,289,992                1,384,423                1,289,992
 Assets                                  1,857,384               1,696,577                1,857,384                1,696,577
 Total equity                              131,922                 124,397                  131,922                  124,397

